Exhibit 99.1

IBM Provides Historical Data as a Result of 2019 Segment Reporting Change 4 April 2019 On March 27th, IBM posted an article to the company’s investor website that discussed select changes made to its management system and organization structure that brought cloud and cognitive software under one organization, to more effectively address evolving client needs and prepare for the acquisition of Red Hat. With these changes, the company has updated its reportable segments. There is no change to IBM’s consolidated results. The company will implement the new segment structure starting with first quarter 2019 results, which will be reported in mid-April. Today, the company is providing a view of the segment results on the new basis for the last 2 years, to allow investors to update their historical financial models in advance of the first quarter earnings report. The attached exhibits provide data for 2017 and 2018 under the new segment structure. A description of the segment reporting changes was provided in the March 27th article, which is available on IBM’s investor website.

Exhibit 1: 2018 Recast Segment Results Snapshot in 2019 Structure Revenue growth rates @cc; $ in billions Refer to Exhibit 4 for a reconciliation of these non-GAAP financial measures to GAAP

Exhibit 2: External Revenue and Gross Profit Information

International Business Machines Corporation
External Revenue and Gross Profit

CLOUD & COGNITIVE SOFTWARE SEGMENT	1Q'17	2Q'17	3Q'17	4Q'17	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Total External Revenue	4,790	5,336	5,135	6,490	21,751	5,116	5,470	4,962	6,661	22,209
Cognitive Applications	1,198	1,353	1,329	1,653	5,533	1,286	1,413	1,324	1,610	5,633
Cloud & Data Platforms	1,848	2,101	1,948	2,484	8,381	1,950	2,079	1,968	2,606	8,603
Transaction Processing Platforms	1,744	1,883	1,859	2,352	7,838	1,880	1,978	1,669	2,446	7,974
Gross Profit $ (External)	3,671	4,173	3,999	5,143	16,986	3,906	4,252	3,778	5,288	17,224
Gross Margin % (External)	76.6%	78.2%	77.9%	79.2%	78.1%	76.3%	77.7%	76.1%	79.4%	77.6%

GLOBAL BUSINESS SERVICES SEGMENT	1Q'17	2Q'17	3Q'17	4Q'17	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Total External Revenue	3,932	4,025	4,027	4,089	16,073	4,115	4,135	4,076	4,269	16,595
Consulting	1,769	1,822	1,803	1,867	7,261	1,867	1,931	1,900	2,008	7,705
Application Management	1,923	1,956	1,976	1,967	7,822	2,002	1,946	1,915	1,989	7,852
Global Process Services	241	247	248	255	990	246	258	260	273	1,037
Gross Profit $ (External)	931	998	1,096	1,008	4,033	962	1,077	1,224	1,185	4,448
Gross Margin % (External)	23.7%	24.8%	27.2%	24.7%	25.1%	23.4%	26.0%	30.0%	27.8%	26.8%

GLOBAL TECHNOLOGY SERVICES SEGMENT	1Q'17	2Q'17	3Q'17	4Q'17	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Total External Revenue	7,104	7,181	7,294	7,634	29,213	7,421	7,325	7,101	7,299	29,146
Infrastructure & Cloud Services	5,342	5,387	5,493	5,795	22,016	5,639	5,575	5,393	5,577	22,185
Technology Support Services	1,761	1,794	1,801	1,840	7,196	1,782	1,750	1,707	1,722	6,961
Gross Profit $ (External)	2,379	2,482	2,609	2,553	10,022	2,421	2,435	2,629	2,550	10,035
Gross Margin % (External)	33.5%	34.6%	35.8%	33.4%	34.3%	32.6%	33.2%	37.0%	34.9%	34.4%

SYSTEMS SEGMENT	1Q'17	2Q'17	3Q'17	4Q'17	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Total External Revenue	1,395	1,747	1,721	3,332	8,194	1,500	2,177	1,736	2,621	8,034
Systems Hardware	1,000	1,328	1,301	2,865	6,494	1,093	1,756	1,339	2,175	6,363
Operating Systems Software	394	419	420	467	1,701	407	421	397	446	1,671
Gross Profit $ (External)	662	920	923	1,857	4,362	655	1,101	914	1,333	4,002
Gross Margin % (External)	47.5%	52.7%	53.6%	55.7%	53.2%	43.7%	50.6%	52.7%	50.8%	49.8%

GLOBAL FINANCING SEGMENT	1Q'17	2Q'17	3Q'17	4Q'17	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Total External Revenue	405	415	427	450	1,696	405	394	388	402	1,590
Gross Profit $ (External)	129	128	108	133	497	139	105	102	117	463
Gross Margin % (External)	31.8%	30.8%	25.2%	29.5%	29.3%	34.4%	26.6%	26.3%	29.1%	29.1%

Exhibi t 3 : Recas t Manag e m e nt Sy s t e m Se g m e n t V i e w I nt e rna t iona l B usine s s Ma chines Corpora t ion M a na g e me nt System Se g ment View CLOUD & COGNI TI VE GLOB AL B U SI NESS GLOB AL TECHNOLOGY SOF T W AR E SERVI C ES SERVI C ES SY ST EM S G L OB AL F I NANC I NG T OTAL SEGM ENT S ($ M ) TOTAL REVENUE EXTERNAL REVENUE INTERNAL REVENUE SEGM ENT PRE-TAX INCOME PRE-TAX I NCOME M ARGI N REVENUE YR/YR CHANGE PRE-TAX INCOME YR/YR CHANGE 2 5 ,399 22,209 3,190 8,8 8 2 3 5% 2.0% 10.1% 16,9 2 1 16,595 326 1 ,62 9 1 0% 2.9% 25.0% 3 0 ,01 8 29,146 872 1 ,7 81 6% 0.5% -32.0% 8 ,8 48 8,034 815 90 4 10% -1.1% -19.9% 3,20 0 1,590 1,610 1 ,3 61 43% 1.0% 6.5% 84,3 8 6 77,573 6,813 1 4 ,55 7 17% 1.3% 1.1% ($ M ) TOTAL REVENUE EXTERNAL REVENUE INTERNAL REVENUE SEGM ENT PRE-TAX INCOME PRE-TAX I NCOME M ARGI N REVENUE YR/YR CHANGE PRE-TAX INCOME YR/YR CHANGE 2 4 ,910 21,751 3,159 8,0 6 8 3 2% 2.0% 7.3% 16,4 3 6 16,073 363 1 ,30 3 8% -1.9% -18.4% 2 9 ,87 0 29,213 657 2 ,6 18 9% -3.6% -13.2% 8 ,9 45 8,194 750 1 ,12 8 1 3% 5.7% 21.9% 3,16 8 1,696 1,471 1 ,2 78 40% -9.3% -22.8% 83,3 2 9 76,927 6,401 1 4 ,39 6 17% -0.9% -2.2% Re concilia t ions of I B M a s Re port e d: F o r t h e y e ar ende d Dece m ber 3 1 : 2018 2 017 Re ve nue : Total reportable segments Other - Divested businesses* Other revenue Elimination of internal transactions Tot a l I B M consolida t e d re ve nue 84,386 1,810 207 83,329 2,041 171 (6,813) (6,401) 79,591 79,139 Pre -t a x income from cont inuing ope ra t ions: Total reportable segments Amortization of acquired intangible assets Acquisition-related charges Non-operating retirement-related (costs)/income Elimination of internal transactions Other - Divested businesses* Unallocated corporate amounts Tot a l pre -t a x income from cont inuing ope ra t ions 14,557 (809) (16) (1,572) (725) 292 14,396 (945) (52) (1,341) (742) 468 (385) (385) 11,342 11,400 *Reflects divested software and services businesses 201 7 201 8

Exhibit 3 (Continued): Recast Management System Segment View

International Business Machines Corporation
Management System Segment View

($M)	CLOUD & COGNITIVE SOFTWARE	GLOBAL BUSINESS SERVICES	GLOBAL TECHNOLOGY SERVICES	SYSTEMS	GLOBAL FINANCING	TOTAL SEGMENTS
1Q18						
TOTAL REVENUE	6,047	4,204	7,562	1,653	834	20,299
EXTERNAL REVENUE	5,116	4,115	7,421	1,500	405	18,557
INTERNAL REVENUE	931	89	141	153	429	1,743
SEGMENT PRE-TAX INCOME	1,680	125	66	-203	377	2,045
PRE-TAX INCOME MARGIN	28%	3%	1%	-12%	45%	10%
REVENUE YR/YR CHANGE	6.6%	4.6%	4.1%	5.8%	8.6%	5.3%
PRE-TAX INCOME YR/YR CHANGE	5.8%	-53.8%	-83.7%	7.9%	21.3%	-14.3%
2Q18						
TOTAL REVENUE	6,280	4,218	7,494	2,419	867	21,278
EXTERNAL REVENUE	5,470	4,135	7,325	2,177	394	19,500
INTERNAL REVENUE	811	83	169	242	473	1,778
SEGMENT PRE-TAX INCOME	2,029	372	451	346	357	3,556
PRE-TAX INCOME MARGIN	32%	9%	6%	14%	41%	17%
REVENUE YR/YR CHANGE	3.2%	2.4%	1.9%	25.7%	23.0%	5.4%
PRE-TAX INCOME YR/YR CHANGE	11.0%	25.7%	-29.9%	376.8%	26.8%	13.9%
3Q18						
TOTAL REVENUE	5,738	4,153	7,380	1,917	726	19,914
EXTERNAL REVENUE	4,962	4,076	7,101	1,736	388	18,262
INTERNAL REVENUE	777	77	279	181	338	1,652
SEGMENT PRE-TAX INCOME	2,050	566	607	209	308	3,741
PRE-TAX INCOME MARGIN	36%	14%	8%	11%	42%	19%
REVENUE YR/YR CHANGE	-2.6%	0.8%	-1.0%	-1.6%	4.0%	-1.0%
PRE-TAX INCOME YR/YR CHANGE	7.8%	32.9%	-25.4%	-37.9%	26.9%	0.5%
4Q18						
TOTAL REVENUE	7,334	4,346	7,583	2,860	773	22,894
EXTERNAL REVENUE	6,661	4,269	7,299	2,621	402	21,253
INTERNAL REVENUE	672	77	283	238	370	1,641
SEGMENT PRE-TAX INCOME	3,122	566	656	551	319	5,215
PRE-TAX INCOME MARGIN	43%	13%	9%	19%	41%	23%
REVENUE YR/YR CHANGE	1.1%	3.9%	-2.7%	-18.6%	-22.5%	-3.6%
PRE-TAX INCOME YR/YR CHANGE	13.5%	81.9%	-13.0%	-39.2%	-27.9%	1.0%

Exhibit 3 (Continued): Recast Management System Segment View

International Business Machines Corporation
Management System Segment View

($M)	CLOUD & COGNITIVE SOFTWARE	GLOBAL BUSINESS SERVICES	GLOBAL TECHNOLOGY SERVICES	SYSTEMS	GLOBAL FINANCING	TOTAL SEGMENTS
1Q17						
TOTAL REVENUE	5,671	4,019	7,263	1,562	768	19,282
EXTERNAL REVENUE	4,790	3,932	7,104	1,395	405	17,625
INTERNAL REVENUE	881	86	160	167	363	1,657
SEGMENT PRE-TAX INCOME	1,588	270	406	-188	311	2,386
PRE-TAX INCOME MARGIN	28%	7%	6%	-12%	40%	12%
REVENUE YR/YR CHANGE	4.5%	-3.2%	-2.6%	-17.3%	-14.3%	-2.7%
PRE-TAX INCOME YR/YR CHANGE	42.1%	80.0%	232.4%	NM	-19.5%	35.4%
2Q17						
TOTAL REVENUE	6,089	4,118	7,354	1,924	705	20,189
EXTERNAL REVENUE	5,336	4,025	7,181	1,747	415	18,704
INTERNAL REVENUE	752	93	173	177	290	1,485
SEGMENT PRE-TAX INCOME	1,828	296	644	73	282	3,122
PRE-TAX INCOME MARGIN	30%	7%	9%	4%	40%	15%
REVENUE YR/YR CHANGE	-0.5%	-3.5%	-5.6%	-10.8%	-23.9%	-5.0%
PRE-TAX INCOME YR/YR CHANGE	0.1%	-33.1%	-24.5%	-68.0%	-39.6%	-18.1%
3Q17						
TOTAL REVENUE	5,893	4,118	7,458	1,948	698	20,116
EXTERNAL REVENUE	5,135	4,027	7,294	1,721	427	18,603
INTERNAL REVENUE	759	92	164	227	272	1,513
SEGMENT PRE-TAX INCOME	1,902	426	814	337	243	3,722
PRE-TAX INCOME MARGIN	32%	10%	11%	17%	35%	19%
REVENUE YR/YR CHANGE	2.2%	-1.9%	-4.1%	12.3%	-8.5%	-0.6%
PRE-TAX INCOME YR/YR CHANGE	1.4%	-16.9%	-13.9%	152.3%	-31.4%	-2.6%
4Q17						
TOTAL REVENUE	7,257	4,181	7,795	3,511	997	23,741
EXTERNAL REVENUE	6,490	4,089	7,634	3,332	450	21,995
INTERNAL REVENUE	767	92	160	179	546	1,745
SEGMENT PRE-TAX INCOME	2,751	311	755	906	443	5,165
PRE-TAX INCOME MARGIN	38%	7%	10%	26%	44%	22%
REVENUE YR/YR CHANGE	2.2%	1.0%	-2.2%	30.7%	9.6%	4.1%
PRE-TAX INCOME YR/YR CHANGE	1.8%	-36.8%	-31.2%	57.0%	-1.2%	-2.9%